UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period:  November 30, 2015

Item 1. Reports to Stockholders.

Annual Report

November 30, 2015

Investment Advisor

Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.gersteinfisherfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	15
STATEMENT OF ASSETS AND LIABILITIES	42
STATEMENT OF OPERATIONS	44
STATEMENTS OF CHANGES IN NET ASSETS	46
FINANCIAL HIGHLIGHTS	50
NOTES TO FINANCIAL STATEMENTS	55
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	69
NOTICE OF PRIVACY POLICY & PRACTICES	74
ADDITIONAL INFORMATION	75

Dear Fellow Shareholders,

Since we opened our doors close to 25 years ago, Gerstein has offered a highly disciplined investment strategy based on a process that is research-based, repeatable and validated by a long track record of successfully managing portfolios for investors. We continued this tradition in fiscal year 2015.

Gerstein Fisher’s Multi-Factor® approach is backed by decades of leading-edge investment science and is continually refined as our ongoing research effort uncovers new relationships among securities and market data. Our models are designed to bring clarity and transparency to the investment process and create distinct offerings in asset classes where we believe we can add value for investors. Rather than attempting to “outsmart” the market through individual security selection, we build well-diversified portfolios with tilts toward risk and behavioral factors that historically have rewarded investors in the form of excess returns over the broader market. In other words, we embrace risk where we expect to be compensated for it.

Thank you, as always, for the trust and confidence you have placed in our firm and process; we look forward to our continued partnership in 2016 and beyond.

Sincerely,

Gregg. S. Fisher, CFA
Chief Investment Officer

Review of Fund Performance

Gerstein Fisher Multi-Factor® Growth Equity Fund (GFMGX)

U.S. markets were up moderately during the twelve months ended November 30, 2015, aided by continued (if slow) growth, and a relative sense of safety in a rocky global environment. Amid periods of significant market volatility, particularly in August, the Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Fund”) returned 3.43% for the twelve months ended November 30, 2015, trailing the Russell 3000® Growth Index, which returned 6.14% over the same period.

The Fund’s performance relative to its benchmark index was due largely to targeted exposures to certain strategic risk factors that are components of our Multi-Factor® strategy. For example, performance attribution during the twelve-month period reveals that the Fund’s tilt to higher-momentum securities resulted in positive excess contribution.  However, other risk factors such as exposure to higher book-to-market companies resulted in negative contribution relative to its benchmark index. In addition, the unsystematic diversifiable risk induced in the portfolio due to targeted risk exposure also resulted in negative excess contribution.

The Fund’s core mandate remains to control for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the Russell 3000® Growth Index universe.  As a result, industry and sector weightings within the portfolio were held as close to the benchmark as possible after targeted risk factor tilts, including the three mentioned above, were implemented. Any industry and sector over- or under-weights were primarily driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio.

Since its inception in December 2009, the Fund has performed in line with our expectations. It is designed to be an all-cap U.S. growth equity portfolio with additional exposures to targeted, systematic risk factors that include small companies, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that over time the Gerstein Fisher Multi-Factor® Growth Equity Fund should continue to be well positioned to deliver a positive investment experience in the U.S. growth equity space, as well as to provide exposure to often overlooked factors within the domestic growth universe.

Gerstein Fisher Multi-Factor® International Growth Equity Fund (GFIGX)

Developed-world stock markets were highly volatile during the twelve months ended November 30, 2015, following concerns about European growth and political stability, global conflict, and slowing growth in the emerging markets.  The Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “Fund”), returned -0.20% for the twelve months ended November 30, 2015, underperforming the MSCI EAFE Growth Index, which rose 1.25% during the same period.

The Fund’s performance relative to its benchmark index was due primarily to targeted exposures to certain strategic risk factors and to certain effects of country diversification.  For example, performance attribution during the twelve-month period reveals that greater exposure to higher-momentum stocks resulted in positive excess contribution relative to the benchmark index.  However, the Fund’s objective of diversification across multiple countries by capping the weight of any single country in the Fund led to negative excess contribution.  This country weight capping also induced variation in industry weights, which further detracted from performance.

The Fund’s industry and sector weightings were held as close to the benchmark index as possible after the targeted risk factor tilts were implemented. This is a direct consequence of controlling for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the MSCI EAFE Growth Index universe.  Generally, industry and sector over- or under-weights are driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio. In addition to the risk factor tilts, another source of the portfolio’s deviation from the benchmark index were strategic choices made to country weightings that typically limit any single country’s exposure within the portfolio to approximately 12% within the Fund. This is designed to redistribute the portfolio from the larger countries in the benchmark index and to provide more exposure to smaller countries.

Since its inception in January 2012, the Fund has performed in line with our expectations. It is designed to be a large-cap developed-market growth equity portfolio with additional exposures to targeted, systematic risk factors that include small companies, value and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® International Growth Equity Fund should be well positioned to deliver a positive investment experience in the international-developed growth equity space, as well as provide exposure to often overlooked factors within the international growth equity universe.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (GFMRX)

Global real estate continued to produce gains in the twelve months ended November 30, 2015, with U.S. real estate securities performing well enough to compensate for losses in international real estate securities. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Fund”) returned 1.65% for the twelve months ended November 30, 2015, outperforming the FTSE EPRA/NAREIT Developed Index Net Total Return, which was down -1.23% during the same period.

The Fund’s outperformance relative to its benchmark index was due in large part to higher exposure to certain risk factors targeted by our Multi-Factor® strategy. For example, performance attribution during the twelve-month period reveals that greater exposure to higher-momentum real estate securities relative to the benchmark index contributed to excess return, as did the tilt to companies with smaller market capitalizations.

Portfolio sub-sector weightings were held as closely to the benchmark index as possible after the targeted risk-factor tilts were implemented. This is a direct consequence of controlling for undesired exposures such as leverage while constructing the portfolio to consist of higher-momentum, more value-oriented and smaller securities within the global real estate universe.  Any over- or under-weights were driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio. Additionally, country weightings were held to within 2% of their benchmark levels, to limit any country-specific risks.

Since its inception in April 2013, the Fund has performed in line with our expectations. It is designed to be a global real estate portfolio with additional exposures to targeted, systematic risk factors that include size, value, and momentum, while seeking to avoid non-systematic risks such as company or single-security overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund should be well positioned to deliver a positive investment experience in the global real estate space, as well as to provide exposure to often overlooked factors within that investible universe.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

This strategy and mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks as well as differences in accounting methods.  These risks are greater for emerging markets.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are relatively more expensive than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  The investment in options is not suitable for all investors.  The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The Funds may engage in short sales of securities, which involves the risk that losses may exceed the original amount invested.  Diversification does not assure a profit nor protect against loss in a declining market.  A real estate investment trust’s (“REIT”) share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.  Unlike mutual funds, exchange-traded funds (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

Diversification does not assure a profit or protect against a loss in a declining market.

Index Definitions:

Russell 3000® Growth Index: The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.  The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, focusing on companies with higher price-to-book ratios and higher forecasted growth values.  The Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

FTSE EPRA/NAREIT Developed Index Net Total Return: The Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.  By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and ETFs.  The index reflects the reinvestment of dividends and the application of the relevant withholding tax rates.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

Gerstein Fisher Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/15–11/30/15).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within sixty days of purchase.  Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Funds
Expense Examples (Continued)
(Unaudited)

Gerstein Fisher Multi-Factor® Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2015 -
	June 1, 2015	November 30, 2015	November 30, 2015*
Actual	$1,000.00	$ 986.20	$4.93
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.10	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® International Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2015 -
	June 1, 2015	November 30, 2015	November 30, 2015*
Actual**	$1,000.00	$ 938.70	$5.83
Hypothetical (5% return
before expenses)***	$1,000.00	$1,019.05	$6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding interest expense, the Fund’s annualized expense ratio would be 1.19%.

**	Excluding interest expense, your actual cost of investing in the Fund would be $5.78.
***	Excluding interest expense, your hypothetical cost of investing in the Fund would be $6.02.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2015 -
	June 1, 2015	November 30, 2015	November 30, 2015*
Actual	$1,000.00	$ 996.10	$5.00
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, ETFs that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings as of November 30, 2015
(% of Investments)

* Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2015

	Gerstein Fisher Multi-Factor® Growth Equity	Russell 3000® Growth Index

One Year	3.43%	6.14%
Three Year	16.98%	17.37%
Five Year	14.68%	14.96%
Since Inception (1/15/2010)(1)	14.11%	14.44%

(1)	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Continued

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an index.

Growth of $10,000 Investment

*	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of U.S. companies.  The Fund may invest in foreign securities, which may include securities of companies in emerging markets or less developed countries.  Equity securities include common stocks, preferred stocks, ETFs that invest in equities, individual stock options and options on stock indices.

Allocation of Portfolio Holdings as of November 30, 2015
(% of Investments)

Average Annual Total Returns as of November 30, 2015

	Gerstein Fisher Multi-Factor® International Growth Equity
		MSCI EAFE Growth Index

One Year	(0.20)%	1.25%
Three Year	10.17%	7.95%
Since Inception (1/27/12)	10.09%	8.20%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in income-producing common stocks and other real estate securities, including REITs.  The Fund may invest in equity securities (such as common, convertible and preferred stock) of real estate-related companies of any market capitalization.  Equity securities may also include ETFs that invest in real estate-related equities, individual stock options and options on indices.

Allocation of Portfolio Holdings as of November 30, 2015
(% of Investments)

*	Excludes securities lending collateral.
**	Rounds to less than 0.005%.

Average Annual Total Returns as of November 30, 2015

	Gerstein Fisher Multi-Factor® Global Real Estate Securities	FTSE EPRA/ NAREIT Developed Index	FTSE EPRA/ NAREIT Developed Index Net Total Return(1)

One Year	1.65%	(0.42)%	(1.23)%
Since Inception (4/30/13)	3.30%	1.97%	1.20%

(1)	The FTSE EPRA/NAREIT Developed Index Net Total Return will replace the FTSE EPRA/NAREIT Developed Index as the Fund’s primary benchmark index as it is a more appropriate comparison.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Developed Index Net Total Return is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.  By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and ETFs.  The index reflects the reinvestment of dividends and the application of the relevant withholding tax rates.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments

November 30, 2015

	Shares	Value
COMMON STOCKS – 99.29%
Accommodation – 1.57%
Civeo Corp. (c)	460	$892
Isle Of Capri Casinos, Inc. (a)	82,237	1,516,450
Marriott International, Inc. (b)	28,634	2,030,437
Pinnacle Entertainment, Inc. (a)	1,620	53,120
Wyndham Worldwide Corp. (b)	2,287	173,629
		3,774,528
Administrative and Support Services – 0.90%
AECOM (a)(b)	700	22,281
Dun & Bradstreet Corp.	5,492	591,983
Kforce, Inc.	5,500	148,170
Landauer, Inc.	603	24,572
PayPal Holdings, Inc. (a)	2,537	89,455
Priceline Group, Inc. (a)	1,030	1,286,315
		2,162,776
Air Transportation – 2.71%
Alaska Air Group, Inc.	14,908	1,188,615
American Airlines Group, Inc.	293	12,089
Delta Air Lines, Inc.	2,008	93,292
Hawaiian Holdings, Inc. (a)(b)	13,000	470,600
JetBlue Airways Corp. (a)(b)	20,300	502,222
SkyWest, Inc.	6,352	130,915
Southwest Airlines Co.	88,438	4,057,535
United Continental Holdings, Inc. (a)	791	44,082
		6,499,350
Ambulatory Health Care Services – 1.37%
Adeptus Health, Inc. (a)(b)	1,029	61,833
Amedisys, Inc. (a)(b)	50,568	2,052,555
Chemed Corp. (b)	7,375	1,139,364
LHC Group, Inc. (a)	517	24,066
		3,277,818
Animal Production and Aquaculture – 0.40%
Cal-Maine Foods, Inc. (b)	17,758	967,989

Apparel Manufacturing – 0.54%
G-III Apparel Group Ltd. (a)	3,075	141,050
VF Corp.	17,664	1,142,861
		1,283,911
Beverage and Tobacco Product Manufacturing – 4.18%
Altria Group, Inc.	7,548	434,765
Coca-Cola Bottling Co. (b)	4,146	802,956
Coca-Cola Co. (b)	30,562	1,302,552

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Beverage and Tobacco Product Manufacturing – 4.18% (Continued)
Coca-Cola Enterprises, Inc.	34,332	$1,726,900
Constellation Brands, Inc.	25,068	3,516,038
PepsiCo, Inc.	12,730	1,275,037
Reynolds American, Inc.	21,014	971,897
		10,030,145
Broadcasting (except Internet) – 1.22%
Cablevision Systems Corp.	2,989	91,165
Comcast Corp.	395	24,040
Nexstar Broadcasting Group, Inc.	12,080	707,767
Starz (a)	17,794	627,772
Walt Disney Co. (b)	13,007	1,475,904
		2,926,648
Building Material and Garden Equipment and Supplies Dealers – 2.22%
Home Depot, Inc. (b)	30,679	4,107,304
Lowe’s Companies, Inc.	15,930	1,220,238
		5,327,542
Chemical Manufacturing – 11.18%
Abbott Laboratories	548	24,616
AbbVie, Inc.	25,569	1,486,837
Allergan PLC (a)(c)	15,338	4,814,445
Celgene Corp. (a)(b)	27,194	2,976,383
Chemours Co.	115	719
Chemtura Corp. (a)	784	24,084
E.I. du Pont de Nemours & Co.	579	38,990
Eagle Pharmaceuticals, Inc. (a)	21,332	1,954,864
Gilead Sciences, Inc.	46,684	4,946,637
Innophos Holdings, Inc.	493	14,652
Johnson & Johnson	13,375	1,354,085
LyondellBasell Industries NV (c)	28,583	2,738,823
Medifast, Inc. (a)	3,021	91,597
Monsanto Co. (b)	587	55,859
Olin Corp.	9,574	208,426
Omnova Solutions, Inc. (a)	2,846	21,402
PDL BioPharma, Inc. (b)	29,730	112,528
PPG Industries, Inc.	4,624	488,942
Sucampo Pharmaceuticals, Inc. (a)(b)	27,020	463,393
Supernus Pharmaceuticals, Inc. (a)	45,000	727,200
Trinseo S.A. (a)(b)(c)	136,219	3,890,415
USANA Health Sciences, Inc. (a)(b)	2,972	398,070
		26,832,967
Clothing and Clothing Accessories Stores – 2.04%
Buckle, Inc. (b)	1,340	42,545
Burlington Stores, Inc. (a)	40,591	1,952,833

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Clothing and Clothing Accessories Stores – 2.04% (Continued)
Cato Corp.	604	$23,725
DSW, Inc. (b)	2,071	47,550
Francesca’s Holdings Corp. (a)	1,826	27,262
Hanesbrands, Inc. (b)	49,200	1,508,964
Ross Stores, Inc. (b)	7,942	413,064
TJX Companies, Inc.	12,578	888,007
		4,903,950
Computer and Electronic Product Manufacturing – 9.98%
Alliance Fiber Optic Products, Inc.	9,358	148,418
Apple, Inc.	86,586	10,243,124
Applied Materials, Inc.	21,678	406,896
Applied Optoelectronics, Inc. (a)(b)	1,563	29,306
ARRIS Group, Inc. (a)(b)	33,325	1,018,745
Avago Technologies Ltd. (b)(c)	11,473	1,496,653
Cavium, Inc. (a)	356	23,891
Ciena Corp. (a)	971	24,314
DexCom, Inc. (a)	3,270	278,015
EMC Corp.	3,722	94,316
Enphase Energy, Inc. (a)(b)	1,788	2,986
Freescale Semiconductor Ltd. (a)(c)	1,264	49,182
Halyard Health, Inc. (a)	26	832
Harman International Industries, Inc.	764	78,814
Harris Corp.	14,076	1,170,138
Inphi Corp. (a)	805	25,881
Intel Corp.	24,881	865,112
Ixia (a)	1,751	22,868
Juniper Networks, Inc.	42,476	1,279,802
MaxLinear, Inc. (a)	1,478	25,865
Medtronic PLC (c)	10,612	799,508
OSI Systems, Inc. (a)	3,467	324,615
PMC-Sierra, Inc. (a)	127,877	1,512,785
QUALCOMM, Inc.	22,074	1,076,990
Rambus, Inc. (a)	2,207	26,330
ROFIN-SINAR Technologies Inc. (a)	819	23,538
Roper Industries, Inc. (b)	213	41,213
Rubicon Technology, Inc. (a)	6,102	6,102
Skyworks Solutions, Inc. (b)	1,446	120,047
St. Jude Medical, Inc.	20,072	1,266,543
TTM Technologies, Inc. (a)	3,040	23,834
Western Digital Corp.	23,192	1,447,413
		23,954,076

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Construction of Buildings – 0.05%
KB Home (b)	1,575	$22,192
NVR, Inc. (a)	58	97,584
		119,776
Credit Intermediation and Related Activities – 3.33%
Ameriprise Financial, Inc.	9,150	1,033,492
Heartland Payment Systems, Inc.	453	35,941
LendingTree, Inc. (a)	27,300	2,781,324
Visa, Inc. (b)	41,652	3,290,925
Wells Fargo & Co.	14,808	815,921
Western Union Co. (b)	1,254	23,650
		7,981,253
Data Processing, Hosting and Related Services – 0.59%
DST Systems, Inc. (b)	11,521	1,408,788

Educational Services – 0.27%
ITT Educational Services, Inc. (a)(b)	3,750	12,938
Strayer Education, Inc. (a)	10,913	645,940
		658,878
Electrical Equipment, Appliance, and Component Manufacturing – 1.27%
AO Smith Corp.	457	36,450
Helen Of Troy Corp Ltd. (a)(c)	20,473	2,117,113
Whirlpool Corp.	5,440	884,109
		3,037,672
Electronics and Appliance Stores – 0.31%
Aaron’s, Inc.	9,884	239,885
REX American Resources Corp. (a)(b)	8,069	507,136
		747,021
Fabricated Metal Product Manufacturing – 0.09%
Builders FirstSource, Inc. (a)(b)	16,739	225,307

Food and Beverage Stores – 3.03%
Core-Mark Holding Co., Inc.	9,140	779,550
Ingles Markets, Inc. (b)	23,415	1,275,415
Kroger Co.	138,480	5,215,157
		7,270,122
Food Manufacturing – 0.96%
Bunge Ltd. (c)	6,298	419,510
Diamond Foods, Inc. (a)	333	13,480
Farmer Brothers Co. (a)	744	21,747
Ingredion, Inc. (b)	323	31,838
John B. Sanfilippo & Son, Inc. (a)	20,229	1,164,179

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Food Manufacturing – 0.96% (Continued)
Kraft Heinz Co.	1,138	$83,859
Omega Protein Corp. (a)(b)	12,223	300,441
Sanderson Farms, Inc. (b)	3,526	263,780
		2,298,834
Food Services and Drinking Places – 1.58%
Buffalo Wild Wings, Inc. (a)(b)	499	79,960
Cracker Barrel Old Country Store, Inc. (b)	16,739	2,107,775
Dave & Buster’s Entertainment, Inc. (a)	38,421	1,473,061
McDonald’s Corp.	801	91,442
Papa John’s International, Inc.	546	31,384
		3,783,622
Furniture and Home Furnishings Stores – 0.50%
Bassett Furniture Industries, Inc.	38,314	1,201,527

Furniture and Related Product Manufacturing – 0.13%
Patrick Industries, Inc. (a)	6,496	269,129
Select Comfort Corp. (a)	1,476	34,863
		303,992
General Merchandise Stores – 0.94%
Dollar General Corp.	16,044	1,049,438
Macy’s, Inc.	6,271	245,071
Wal-Mart Stores, Inc.	16,460	968,506
		2,263,015
Health and Personal Care Stores – 2.45%
CVS Health Corp.	10,581	995,567
Express Scripts Holding Co. (a)(b)	10,163	868,733
McKesson Corp.	15,629	2,959,351
Walgreens Boots Alliance, Inc.	12,437	1,045,081
		5,868,732
Heavy and Civil Engineering Construction – 0.61%
Dycom Industries, Inc. (a)(b)	16,539	1,445,178
LGI Homes, Inc. (a)(b)	765	25,444
		1,470,622
Hospitals – 0.15%
HCA Holdings, Inc. (a)	5,118	348,331

Insurance Carriers and Related Activities – 5.83%
Allied World Assurance Co. Holdings AG (c)	62,087	2,255,000
Anthem, Inc. (b)	23,690	3,088,702
Argo Group International Holdings Ltd. (c)	11,060	702,642
Cigna Corp.	13,167	1,777,282

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Insurance Carriers and Related Activities – 5.83% (Continued)
Endurance Specialty Holdings Ltd. (c)	928	$61,211
Hanover Insurance Group, Inc.	1,761	148,981
HCI Group, Inc. (b)	7,450	291,518
Prudential Financial, Inc.	11,060	957,243
Travelers Companies, Inc. (b)	10,237	1,172,853
Universal Insurance Holdings, Inc. (b)	45,433	897,302
Validus Holdings Ltd. (c)	55,614	2,623,868
		13,976,602
Leather and Allied Product Manufacturing – 1.01%
NIKE, Inc. (b)	967	127,915
Skechers USA, Inc. (a)(b)	75,858	2,290,911
		2,418,826
Machinery Manufacturing – 0.22%
Cameron International Corp. (a)	430	29,364
Cummins, Inc.	3,251	326,303
Deere & Co.	261	20,768
KLA-Tencor Corp.	391	25,990
Zebra Technologies Corp. (a)	1,602	128,480
		530,905
Management of Companies and Enterprises – 0.49%
American Equity Investment Life Holding Co. (b)	37,949	1,017,412
EchoStar Corp. (a)	470	18,382
Tile Shop Holdings, Inc. (a)	7,688	130,235
		1,166,029
Merchant Wholesalers, Durable Goods – 1.20%
American Axle & Manufacturing Holdings, Inc. (a)	1,942	44,200
Arrow Electronics, Inc. (a)	17,635	997,436
Delphi Automotive PLC (c)	6,937	609,623
HD Supply Holdings, Inc. (a)	1,255	39,696
Henry Schein, Inc. (a)(b)	361	56,489
LKQ Corp. (a)	17,220	507,818
O’Reilly Automotive, Inc. (a)(b)	1,636	431,691
WestRock Co.	3,970	201,001
		2,887,954
Merchant Wholesalers, Nondurable Goods – 0.01%
Herbalife Ltd. (a)(b)(c)	552	31,867

Mining (except Oil and Gas) – 0.01%
Martin Marietta Materials, Inc.	171	26,915

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Miscellaneous Manufacturing – 3.24%
3M Co.	4,752	$744,068
ABIOMED, Inc. (a)	32,426	2,644,989
Becton Dickinson & Co. (b)	375	56,344
CR Bard, Inc.	202	37,738
Inogen, Inc. (a)	29,969	1,146,314
iRadimed Corp. (a)	40,459	1,254,634
JAKKS Pacific, Inc. (a)	20,097	165,398
Matson, Inc.	2,773	143,392
Vascular Solutions, Inc. (a)	869	30,884
Zimmer Holdings, Inc.	15,294	1,544,847
		7,768,608
Miscellaneous Store Retailers – 1.23%
1-800-Flowers.com, Inc. (a)(b)	38,757	299,592
Central Garden & Pet Co. (a)	156,128	2,465,261
Stamps.com, Inc. (a)	1,759	178,292
		2,943,145
Motion Picture and Sound Recording Industries – 0.86%
Cinemark Holdings, Inc.	8,730	302,931
Lions Gate Entertainment Corp. (b)(c)	17,844	605,625
NetFlix, Inc. (a)	9,360	1,154,369
		2,062,925
Motor Vehicle and Parts Dealers – 1.42%
Asbury Automotive Group, Inc. (a)	14,924	1,120,792
AutoZone, Inc. (a)	197	154,403
Group 1 Automotive, Inc.	5,740	466,203
Lithia Motors, Inc. (b)	13,459	1,672,146
		3,413,544
Nonstore Retailers – 0.32%
Amazon.com, Inc. (a)(b)	43	28,586
eBay, Inc. (a)	2,537	75,070
GNC Holdings, Inc.	1,769	52,734
Nutrisystem, Inc.	26,823	615,320
		771,710
Nursing and Residential Care Facilities – 0.02%
Ensign Group, Inc.	1,061	50,472

Oil and Gas Extraction – 0.01%
California Resources Corp.	334	1,370
Par Pacific Holdings, Inc. (a)	945	23,672
		25,042

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Other Information Services – 2.18%
Alphabet, Inc. (a)	3,997	$2,968,172
Facebook, Inc. (a)	21,686	2,260,549
Liberty Global PLC LiLAC – Class A (a)(c)	29	1,089
Liberty Global PLC LiLAC – Class C (a)(c)	72	2,824
		5,232,634
Paper Manufacturing – 0.41%
International Paper Co.	5,915	247,425
Kimberly-Clark Corp.	209	24,902
Schweitzer-Mauduit International, Inc.	17,148	717,129
Veritiv Corp. (a)	113	4,460
		993,916
Performing Arts, Spectator Sports, and Related Industries – 0.02%
Boyd Gaming Corp. (a)(b)	2,079	40,728

Personal and Laundry Services – 0.03%
Weight Watchers International, Inc. (a)(b)	2,691	70,989

Petroleum and Coal Products Manufacturing – 0.30%
Western Refining, Inc.	15,926	720,811

Plastics and Rubber Products Manufacturing – 0.79%
AEP Industries, Inc. (a)	275	25,074
Goodyear Tire & Rubber Co.	50,929	1,776,404
Jarden Corp. (a)(b)	2,161	100,875
		1,902,353
Primary Metal Manufacturing – 0.02%
Global Brass & Copper Holdings, Inc.	1,779	41,380

Printing and Related Support Activities – 0.21%
Avery Dennison Corp. (b)	6,566	433,093
Deluxe Corp. (b)	768	45,043
Multi-Color Corp.	392	24,504
		502,640
Professional, Scientific, and Technical Services – 5.68%
Accenture PLC (c)	2,481	266,013
Amgen, Inc.	3,682	593,170
Booz Allen Hamilton Holding Corp. (b)	12,866	391,770
Broadridge Financial Solutions, Inc.	987	54,265
CACI International, Inc. (a)	4,293	430,416
Callidus Software, Inc. (a)	1,780	36,935
Cimpress NV (a)(b)(c)	20,500	1,890,920
Ebix, Inc. (b)	38,604	1,448,036

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Professional, Scientific, and Technical Services – 5.68% (Continued)
Gigamon, Inc. (a)	5,500	$148,995
Globant SA (a)(b)(c)	24,304	854,529
Hackett Group, Inc.	118,500	2,244,390
International Business Machines Corp.	1,940	270,475
MasterCard, Inc.	33,957	3,325,069
Mistras Group, Inc. (a)	5,028	108,253
PRA Health Sciences, Inc. (a)(b)	23,478	1,063,084
Syntel, Inc. (a)(b)	1,940	93,954
Synutra International, Inc. (a)	4,862	24,893
Towers Watson & Co.	2,860	384,699
		13,629,866
Publishing Industries (except Internet) – 6.83%
Electronic Arts, Inc. (a)(b)	74,478	5,048,864
EPAM Systems, Inc. (a)	10,962	863,038
ePlus, Inc. (a)	3,643	321,276
Journal Media Group, Inc.	6,287	75,821
Manhattan Associates, Inc. (a)	30,765	2,356,599
Martha Stewart Living Omnimedia, Inc. (a)	20,000	121,400
Microsoft Corp.	100,688	5,472,393
News Corp. (b)	10,508	150,790
Oracle Corp.	42,407	1,652,601
SS&C Technologies Holdings, Inc. (b)	4,216	303,130
Xura, Inc. (a)	923	23,878
		16,389,790
Real Estate – 0.36%
Avis Budget Group, Inc. (a)(b)	10,151	379,546
Impac Mortgage Holdings, Inc. (a)(b)	9,500	177,555
Marcus & Millichap, Inc. (a)	9,604	315,107
		872,208
Rental and Leasing Services – 0.71%
Aircastle Ltd. (c)	22,939	480,801
AMERCO (a)	3,045	1,234,443
		1,715,244
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.27%
BlackRock, Inc.	143	52,012
King Digital Entertainment PLC (a)(c)	1,323	23,404
Nasdaq, Inc.	9,402	551,145
Waddell & Reed Financial, Inc.	199	7,443
		634,004

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Specialty Trade Contractors – 0.01%
Comfort Systems USA, Inc.	763	$24,218

Sporting Goods, Hobby, Musical Instrument, and Book Stores – 0.37%
Build-A-Bear Workshop, Inc. (a)	59,168	760,901
Michaels Companies, Inc. (a)	4,039	89,706
Sportsman’s Warehouse Holdings, Inc. (a)	2,262	25,900
		876,507
Support Activities for Mining – 0.01%
Erin Energy Corp. (a)(b)	6,132	24,344

Support Activities for Transportation – 0.34%
Expedia, Inc.	6,673	821,513

Telecommunications – 2.05%
ARC Group Worldwide, Inc. (a)	3,360	6,216
Argan, Inc.	706	27,753
AT&T, Inc. (b)	59,370	1,998,988
FairPoint Communications, Inc. (a)	1,361	24,920
Inteliquent, Inc.	38,226	734,321
j2 Global, Inc. (b)	8,975	722,218
Neustar, Inc. (a)(b)	1,011	25,477
Shenandoah Telecommunications Co.	3,695	178,395
Verizon Communications, Inc.	22,628	1,028,443
Vonage Holdings Corp. (a)	27,701	178,671
		4,925,402
Transportation Equipment Manufacturing – 7.94%
Boeing Co. (b)	10,953	1,593,114
BorgWarner, Inc.	354	15,112
Commercial Vehicle Group, Inc. (a)	3,726	12,668
Honeywell International, Inc.	491	51,040
Huntington Ingalls Industries, Inc.	35,084	4,593,197
Lawson Products, Inc. (a)	2,702	75,602
Lear Corp.	52,249	6,578,149
Lockheed Martin Corp.	27,853	6,104,264
Meritor, Inc. (a)	2,416	25,948
		19,049,094
Truck Transportation – 0.01%
YRC Worldwide, Inc. (a)	1,440	24,379

Utilities – 0.04%
Genie Energy Ltd.	2,002	22,883
Ormat Technologies, Inc.	2,151	79,049
		101,932

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Water Transportation – 0.26%
Gener8 Maritime, Inc. (a)(c)	2,356	$22,830
Royal Caribbean Cruises Ltd. (b)(c)	6,495	601,502
		624,332
Wood Product Manufacturing – 0.01%
Ply Gem Holdings, Inc. (a)	1,854	24,473
Total Common Stocks (Cost $170,739,411)		238,246,493

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 20.68%
Money Market Funds – 20.68%
Mount Vernon Securities Lending Prime Portfolio	49,611,340	49,611,340
Total Investments Purchased with Proceeds
from Securities Lending (Cost $49,611,340)		49,611,340

SHORT-TERM INVESTMENTS 0.26%
Money Market Fund – 0.26%
Wells Fargo Advantage Government Money Market Fund	617,593	617,593
Total Short-Term Investments (Cost $617,593)		617,593
Total Investments (Cost $220,968,344) – 120.23%		288,475,426
Liabilities in Excess of Other Assets – (20.23)%		(48,536,666)
TOTAL NET ASSETS – 100.00%		$239,938,760

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of security is out on loan. See Note 9 in the Notes to the Financial Statements.
(c)	Foreign issued security.

Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
LiLAC	Liberty Latin America and Caribbean Group.
Ltd.	Limited is a term indicating a company is incorporated and shareholder have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments

November 30, 2015

	Shares	Value
COMMON STOCKS – 99.84%
Australia – 9.80%
AGL Energy Ltd.	995	$11,869
Alumina Ltd.	11,746	9,526
Bank of Queensland Ltd.	115,843	1,142,292
Caltex Australia Ltd.	41,815	1,035,288
CSL Ltd.	9,077	655,448
Incitec Pivot Ltd.	6,791	18,497
Macquarie Group Ltd.	3,257	191,179
Qantas Airways Ltd. (a)	1,844,044	4,833,609
QBE Insurance Group Ltd.	2,749	24,697
Ramsay Health Care Ltd.	13,844	669,336
Sonic Healthcare Ltd.	6,174	90,523
South32 Ltd. (a)	42,082	36,225
Sydney Airport	198,098	943,469
TPG Telecom Ltd.	383,819	2,860,695
Treasury Wine Estates Ltd.	199,808	1,088,270
Wesfarmers Ltd.	608	16,709
Woolworths Ltd.	390	6,654
		13,634,286
Belgium – 2.65%
Anheuser-Busch InBev NV	10,242	1,316,774
Colruyt SA	25,850	1,280,327
KBC Groep NV	16,598	990,337
UCB SA	1,154	102,964
		3,690,402
Bermuda 1.39%
Cheung Kong Infrastructure Holdings Ltd.	220,385	1,929,580

Denmark – 5.66%
AP Moller – Maersk A/S	15	22,832
Coloplast A/S	10,733	869,822
Danske Bank A/S	59,961	1,607,060
Novo Nordisk A/S	28,844	1,586,594
Pandora A/S	31,955	3,782,105
Tryg A/S	895	17,423
		7,885,836
Finland – 1.62%
Neste Oil OYJ	20,918	602,050
Nokia OYJ	224,990	1,622,619
Stora Enso OYJ	2,458	24,238
		2,248,907

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
France – 10.33%
Aeroports de Paris	2,994	$338,772
Arkema SA	5,997	431,606
Atos SE	2,165	177,053
Bureau Veritas SA	562	11,572
Credit Agricole SA	156,912	1,890,810
Danone SA	2,781	194,470
Dassault Systemes	2,934	233,521
Essilor International SA	1,617	210,918
Imerys SA	886	59,977
Legrand SA	1,384	81,347
L’Oreal SA	1,861	329,136
Natixis SA	68,728	416,444
Numericable-SFR SAS (a)	72,131	3,085,547
Pernod-Ricard SA	2,332	265,007
Peugeot SA (a)	265,065	4,728,318
Remy Cointreau SA	227	16,075
Safran SA	10,641	779,980
Schneider Electric SE	2,937	185,544
Societe BIC SA	2,222	365,342
Societe Television Francaise 1	15,176	184,917
Wendel SA	620	73,878
Zodiac Aerospace	11,813	319,911
		14,380,145
Germany – 10.45%
Bayer AG	6,397	850,246
Bayerische Motoren Werke AG – Preference Shares	3,666	306,841
Commerzbank AG (a)	3,515	38,594
Continental AG	4,446	1,071,109
Daimler AG	564	50,345
Deutsche Börse AG	938	80,339
Fresenius Medical Care AG & Co. KGaA	1,091	89,980
Fresenius SE & Co. KGaA	17,408	1,275,928
GEA Group AG	1,632	67,572
HeidelbergCement AG	10,482	833,178
Henkel AG & Co. KGaA – Ordinary Shares	5,764	552,335
Hugo Boss AG	98	8,470
Infineon Technologies AG	105,569	1,550,615
Kabel Deutschland Holding AG	7,275	888,907
Merck KGaA	192	19,628
Muenchener Rueckversicherungs AG	5,269	1,059,505
OSRAM Licht AG	8,242	347,169
Porsche Automobil Holding SE	24,293	1,272,025
ProSiebenSat.1 Media AG	3,845	201,495
Symrise AG	32,820	2,216,842

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Germany – 10.45% (Continued)
United Internet AG	13,422	$713,991
Volkswagen AG – Ordinary Shares	6,480	964,659
Volkswagen AG – Preference Shares	634	87,877
		14,547,650
Hong Kong – 0.09%
Cathay Pacific Airways Ltd.	72,334	127,566

Ireland – 0.90%
Bank of Ireland – Dublin Exchange (a)	3,340,950	1,244,985
Bank of Ireland – London Exchange (a)	39,445	14,677
		1,259,662
Israel – 0.84%
Bank Leumi Le-Isreal BM (a)	4,909	17,730
Mizrahi Tefahot Bank Ltd.	56,633	669,700
NICE Systems, Ltd.	1,147	69,662
Teva Pharmaceutical Industries Ltd.	6,454	406,560
		1,163,652
Italy – 0.80%
Luxottica Group SpA	1,899	126,868
Saipem SpA (a)	1,318	11,376
Unione di Banche Italiane S.p.A.	144,428	981,047
		1,119,291
Japan – 14.49%
Acom Co. Ltd. (a)	12,800	63,510
Asahi Glass Co., Ltd.	178,000	1,047,164
Astellas Pharma, Inc.	1,129	15,890
Bridgestone Corp.	393	13,998
Calbee, Inc.	27,656	1,145,227
Casio Computer Co. Ltd.	935	20,615
Fuji Heavy Industries Ltd.	38	1,572
Hakuhodo DY Holdings, Inc.	7,400	79,556
ITOCHU Corp.	110,730	1,348,891
Japan Airlines Co. Ltd.	81,370	2,780,371
Japan Airport Terminal Co., Ltd.	1,342	67,901
KDDI Corp.	10,200	253,007
Keisei Electric Railway Co. Ltd.	4,208	50,576
Koito Manufacturing Co. Ltd.	1,931	78,347
Konami Corp.	56,700	1,324,279
KOSE Corp.	1,606	168,220
Mabuchi Motor Co. Ltd.	4,751	273,559
MEIJI Holdings Co. Ltd.	13,828	1,106,445
Minebea Co. Ltd.	1,554	17,047

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Japan – 14.49% (Continued)
Murata Manufacturing Co. Ltd.	9,240	$1,434,869
Nagoya Railroad Co. Ltd.	3,535	14,243
NGK Spark Plug Co. Ltd.	1,795	48,903
NH Foods Ltd.	829	16,024
Nippon Paint Holdings Co. Ltd.	77,983	1,953,382
Nissin Foods Holdings Co. Ltd.	1,237	62,830
Nitori Holdings Co. Ltd.	16,679	1,374,522
Omron Corp.	321	11,805
Otsuka Holdings Co. Ltd.	413	13,687
Panasonic Corp.	1,138	12,870
Seiko Epson Corp.	12,042	189,669
Sekisui House Ltd.	1,049	17,749
Seven Bank Ltd.	15,899	69,632
Shimizu Corp.	359,211	3,014,980
Shionogi & Co., Inc.	6,447	284,131
Shiseido Co., Ltd.	37,300	891,260
Sumitomo Chemical Co., Ltd.	116,800	669,659
Sumitomo Rubber Industries Ltd.	955	12,907
Suruga Bank Ltd.	9,199	186,128
Toyota Motor Corp.	232	14,439
Yamaha Corp.	919	23,112
		20,172,976
Jersey – 1.19%
Shire PLC	19,020	1,324,112
Wolseley PLC	5,831	338,518
		1,662,630
Luxembourg – 0.01%
Tenaris SA	636	8,327

Netherlands – 9.70%
Airbus Group NV	27,436	1,980,526
Akzo Nobel NV	446	31,690
Fiat Chrysler Automobiles NV (a)	239,757	3,422,739
Heineken Holding NV	16,716	1,312,126
Heineken NV	14,853	1,316,878
ING Groep NV	92,356	1,268,031
Koninklijke Ahold NV	67,072	1,459,790
Koninklijke Boskalis Westminster NV	1,361	60,520
NN Group NV	67,044	2,288,839
Randstad Holding NV	1,208	75,595
STMicroelectronics NV	12,576	91,405
Unilever NV	4,421	193,963
		13,502,102

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Portugal – 0.22%
Banco Espirito Santo SA (a)	36,955	$4,685
Jeronimo Martins SGPS SA	21,400	296,778
		301,463
Singapore – 1.38%
ComfortDelGro Corp. Ltd.	916,785	1,902,428
Fraser & Neave Ltd.	14,289	22,539
		1,924,967
Spain – 1.93%
Abertis Infraestructuras SA	602	9,305
Aena SA (a)	705	79,782
Amadeus IT Holding SA	20,437	818,945
Ferrovial SA	701	16,587
Industria de Diseño Textil, SA	6,310	226,632
Red Electrica Corp. SA	17,922	1,535,970
		2,687,221
Sweden – 5.20%
Assa Abloy AB	2,082	44,215
Boliden AB	81,273	1,488,602
Holmen AB	303	9,580
Industrivarden AB	22,655	405,483
Investor AB	94,075	3,583,421
Svenska Cellulosa AB SCA	32,519	935,878
Swedbank AB	34,876	771,694
		7,238,873
Switzerland – 12.37%
Actelion Ltd. (a)	3,911	548,659
Aryzta AG (a)	34,195	1,604,099
Chocoladefabriken Lindt & Spruengli AG – Participation Certificate	50	301,569
Chocoladefabriken Lindt & Spruengli AG – Registered Shares	1	72,225
Cie Financiere Richemont SA	138	10,311
Coca-Cola HBC AG (a)	1,286	31,169
Credit Suisse Group AG	70,336	1,511,523
EMS-Chemie Holding AG	2,820	1,149,697
Lonza Group AG	37,766	5,964,510
Nestle SA	1,583	117,331
Novartis AG	8,912	760,303
Roche Holdings AG	4,748	1,271,805
Sonova Holding AG	111	13,998
Swatch Group AG	281	18,504
Swiss Re AG	39,652	3,778,550
UBS Group AG	3,540	67,906
		17,222,159

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
United Kingdom – 8.82%
3i Group PLC	227,186	$1,719,296
ARM Holdings PLC	7,277	123,290
Associated British Foods PLC	24,619	1,313,295
Aviva PLC	11,767	90,648
Babcock International Group PLC	30,121	485,644
BHP Billiton PLC	1,508	18,098
British American Tobacco PLC	5,377	312,913
BT Group PLC	134,877	1,006,455
Bunzl PLC	12,100	349,780
Carnival PLC	34,840	1,814,397
Croda International PLC	1,363	58,846
GKN PLC	4,706	21,284
Hargreaves Lansdown PLC	8,814	198,502
Imperial Tobacco Group PLC	8,797	475,159
Intertek Group PLC	1,145	48,752
ITV PLC	41,951	171,133
Kingfisher PLC	2,816	14,973
Lloyds Banking Group PLC	236,383	259,579
London Stock Exchange Group PLC	6,424	256,386
Melrose Industries PLC	22,845	99,768
Mondi PLC	10,800	250,998
Next PLC	5,301	632,025
Persimmon PLC (a)	26,733	770,576
Rexam PLC	5,929	51,708
Rio Tinto PLC	1,017	33,673
Royal Mail PLC	10,104	73,892
Tate & Lyle PLC	5,289	46,917
Taylor Wimpey	513,934	1,505,451
Tesco PLC (a)	9,663	24,317
Tullow Oil PLC (a)	7,960	23,501
Weir Group PLC	1,736	31,390
		12,282,646
Total Common Stocks (Cost $120,985,143)		138,990,341

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
RIGHTS – 0.03%
Credit Suisse Group AG	70,336	$43,069
Unione di Banche Italiane S.p.A.	144,428	0
Total Rights (Cost $62,055)		43,069
Total Investments (Cost $121,047,198) – 99.87%		139,033,410
Other Assets in Excess of Liabilities – 0.13%		175,203
TOTAL NET ASSETS – 100.00%		$139,208,613

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

Abbreviations:
ADR	American Depositary Receipt
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SGPS	Sociedade gestora de participacoes socialis is a Portugese term for a holding enterprise.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments

November 30, 2015

	Shares	Value
COMMON STOCKS – 14.52%
Austria – 0.46%
BUWOG AG (a)	2,475	$49,782
CA Immobilien Anlagen AG (a)	16,461	300,094
IMMOFINANZ AG	26,224	64,858
		414,734
Bermuda – 1.03%
Brookfield Property Partners LP	11,933	266,995
Hongkong Land Holdings Ltd.	95,518	667,134
		934,129
Brazil – 0.13%
BR Malls Participacoes SA	34,296	113,272

Canada – 2.31%
Brookfield Asset Management, Inc.	60,946	2,092,459

Finland – 0.06%
Sponda OYJ	13,308	53,939

Germany – 0.49%
Adler Real Estate AG (a)	18,414	274,319
DO Deutsche Office AG	4,227	17,182
TLG Immobilien AG	4,838	89,438
Vonovia SE	2,128	65,864
		446,803
Hong Kong – 2.61%
Henderson Land Development Co. Ltd.	136,187	838,212
Hysan Development Co. Ltd.	19,890	84,009
Swire Properties Ltd.	25,983	75,235
Wheelock & Co. Ltd.	315,838	1,366,061
		2,363,517
Israel – 0.07%
Azrieli Group Ltd.	1,740	66,923

Japan – 1.79%
Hulic Co. Ltd.	4,366	40,123
Mitsui Fudosan Co. Ltd.	60,887	1,536,693
Nomura Real Estate, Inc.	2,450	47,978
		1,624,794
Jersey – 0.05%
Atrium European Real Estate Ltd.	10,533	42,901

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Netherlands – 0.06%
Eurocommercial Properties NV	1,318	$55,827

New Zealand – 0.14%
Argosy Property Ltd.	110,786	83,851
Kiwi Property Group Ltd.	46,931	42,724
		126,575
Philippines – 0.53%
Ayala Land, Inc.	512,044	367,256
SM Prime Holdings, Inc.	235,784	107,392
		474,648
Singapore – 0.94%
CapitaLand Ltd.	57,661	123,332
United Industrial Corp. Ltd.	194,476	412,239
UOL Group Ltd.	23,221	100,410
Wing Tai Holdings Ltd.	176,050	211,630
		847,611
South Africa – 0.20%
Fortress Income Fund	44,360	123,483
Fortress Income Fund – Class A	44,360	52,075
		175,558
Sweden – 1.34%
Fabege AB	4,303	68,546
Fastighets AB Balder (a)	5,697	120,120
Hemfosa Fastigheter AB	30,492	324,257
Kungsleden AB	97,605	698,535
		1,211,458
Switzerland – 0.59%
Allreal Holding AG	881	109,948
PSP Swiss Property AG	3,221	267,172
Swiss Prime Site AG	2,112	157,959
		535,079
Thailand – 0.09%
Central Pattana PCL	66,109	85,390

United Kingdom – 1.60%
Capital & Counties Properties PLC	78,394	519,799
Daejan Holdings PLC	8,222	761,998
UNITE Group PLC	16,700	169,453
		1,451,250
United States – 0.03%
Ashford Hospitality Trust, Inc. (a)	428	26,463
Total Common Stocks (Cost $13,607,752)		13,143,330

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 84.02%
Australia – 6.70%
Abacus Property Group	47,854	$101,486
Astro Japan Property Group	96,272	358,564
BWP Trust	159,811	366,805
Charter Hall Retail REIT	29,018	85,215
Dexus Property Group	84,485	468,334
Goodman Group	81,156	357,507
GPT Group	57,846	192,832
Investa Office Fund	53,884	150,021
Scentre Group	382,734	1,103,226
Vicinity Centres Ltd.	853,140	1,668,762
Westfield Corp.	175,596	1,213,846
		6,066,598
Belgium – 0.33%
Befimmo SA	1,257	76,802
Cofinimmo SA	967	100,986
Warehouses De Pauw SCA	1,460	116,808
		294,596
Canada – 2.06%
Artis Real Estate Investment Trust	4,019	40,477
Boardwalk Real Estate Investment Trust	916	32,519
Canadian Apartment Properties REIT	11,710	232,806
Dream Global Real Estate Investment Trust	28,496	178,173
Dream Office Real Estate Investment Trust	2,149	29,400
Granite Real Estate Investment Trust	500	15,227
H&R Real Estate Investment Trust	2,795	44,914
InnVest Real Estate Investment Trust	16,438	68,438
Morguard Real Estate Investment Trust	40,675	430,979
RioCan Real Estate Investment Trust	9,656	184,740
Smart Real Estate Investment Trust	25,255	605,159
		1,862,832
France – 3.15%
Affine SA	25,318	437,357
Fonciere Des Regions	5,616	497,964
Gecina SA	4,401	531,642
Klépierre	7,257	329,424
Societe de la Tour Eiffel	1,672	93,238
Unibail-Rodamco SE	3,760	965,837
		2,855,462
Greece – 0.10%
Grivalia Properties Real Estate Investment Company AE	10,671	85,918

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Gurnsey – 0.03%
Schroder Real Estate Investment Trust Ltd.	33,987	$30,329

Hong Kong – 2.08%
Champion REIT	1,704,826	869,516
The Link REIT	103,337	627,076
Prosperity REIT	1,066,641	389,432
		1,886,024
Ireland – 0.31%
Green REIT PLC	172,537	277,517

Italy – 0.22%
Beni Stabili SpA	121,003	91,243
Immobiliare Grande Distribuzione SIIO SpA	106,380	111,014
		202,257
Japan – 6.52%
Activia Properties, Inc.	44	180,868
Advance Residence Investment Corp.	30	63,902
Daiwa Office Investment Corp.	122	601,722
Frontier Real Estate Investment Corp.	11	44,547
Fukuoka REIT Corp.	43	70,311
Global One Real Estate Investment Trust	120	442,531
GLP J-REIT	40	39,028
Hankyu REIT, Inc.	85	88,285
Japan Excellent, Inc.	54	59,791
Japan Hotel REIT Investment Corp.	2,836	2,065,091
Japan Logistics Fund, Inc.	32	61,319
Japan Prime Realty Investment Corp.	12	41,389
Japan Retail Fund Investment Corp.	54	103,323
Kenedix Office Investment Corp.	199	876,446
Mori Hills REIT Investment Corp.	127	162,860
Mori Trust Sogo Reit, Inc.	39	65,453
Nomura Real Estate Asset Management Co., Ltd.	241	290,486
Orix JREIT, Inc.	87	113,762
Premier Investment Corp.	480	472,175
United Urban Investment Corp.	48	63,905
		5,907,194
Netherlands – 0.48%
Vastned Retail NV	8,671	389,442
Wereldhave NV	831	46,454
		435,896
New Zealand – 0.15%
Goodman Property Trust	164,543	135,887

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Singapore – 2.77%
Cambridge Industrial Trust	246,448	$102,210
CapitaLand Commercial Trust Ltd.	43,385	40,228
Fortune Real Estate Investment Trust	1,848,476	1,857,180
Mapletree Commercial Trust	108,937	99,906
Mapletree Logistics Trust	56,490	40,236
Starhill Global REIT	591,918	316,318
Suntec Real Estate Investment Trust	44,263	48,091
		2,504,169
South Africa – 0.40%
Redefine Properties Ltd.	196,954	143,604
SA Corporate Real Estate Fund	669,460	217,798
		361,402
Spain – 0.10%
Merlin Properties Socimi SA	7,310	91,030

United Kingdom – 5.44%
Big Yellow Group PLC	55,704	668,541
British Land Co. PLC	27,346	343,290
Derwent London PLC	1,215	68,961
Great Portland Estates PLC	11,080	146,205
Hammerson PLC	34,295	315,084
Hansteen Holdings PLC	151,384	267,690
Intu Properties PLC	67,630	329,445
Land Securities Group PLC	52,119	966,222
Segro PLC	37,748	250,573
Shaftesbury PLC	9,829	138,114
Tritax Big Box REIT PLC	52,000	101,812
Workspace Group PLC	92,449	1,328,822
		4,924,759
United States – 53.18%
Acadia Realty Trust	9,657	323,896
Agree Realty Corp.	11,588	388,662
Alexander’s, Inc.	2,972	1,190,940
Alexandria Real Estate Equities Inc.	652	60,043
American Assets Trust, Inc.	1,658	66,005
American Homes 4 Rent (b)	2,874	48,226
American Tower Corp.	1,259	125,119
Apartment Investment & Management Co.	32,989	1,257,211
Ashford Hospitality Prime Inc.	332	4,714
Ashford Hospitality Trust, Inc.	8,119	57,077
AvalonBay Communities, Inc.	16,484	2,996,626
BioMed Realty Trust, Inc.	83,396	1,957,304

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
United States – 53.18% (Continued)
Boston Properties, Inc.	1,632	$203,984
Brandywine Realty Trust	4,915	67,630
Camden Property Trust (b)	6,208	474,167
Care Capital Properties, Inc.	1,474	46,652
CBL & Associates Properties, Inc.	11,940	156,056
Chatham Lodging Trust	2,804	63,903
Chesapeake Lodging Trust	43,994	1,194,877
CoreSite Realty Corp.	47,722	2,795,078
Cousins Properties, Inc.	105,973	1,041,715
CubeSmart	5,053	147,143
DCT Industrial Trust, Inc.	2,528	96,494
DDR Corp.	4,985	84,994
DiamondRock Hospitality Co.	23,027	256,291
Digital Realty Trust, Inc.	4,384	316,130
Duke Realty Corp.	7,821	159,157
DuPont Fabros Technology, Inc. (b)	29,620	978,645
EastGroup Properties, Inc.	1,564	91,040
Education Realty Trust, Inc.	1,768	65,151
Empire State Realty Trust, Inc. (b)	11,499	211,467
EPR Properties	2,418	135,505
Equity Commonwealth (a)(b)	1,604	44,302
Equity One, Inc.	2,757	75,073
Equity Residential	21,492	1,715,491
Essex Property Trust, Inc.	1,564	360,956
Extra Space Storage, Inc.	3,814	319,422
Federal Realty Investment Trust	1,579	231,355
FelCor Lodging Trust, Inc.	9,851	79,005
First Industrial Realty Trust, Inc.	2,739	62,586
General Growth Properties, Inc. (b)	2,102	53,538
Getty Realty Corp.	13,809	240,967
Gramercy Property Trust, Inc.	16,657	397,936
HCP, Inc.	1,380	49,031
Healthcare Realty Trust, Inc. (b)	2,324	63,190
Healthcare Trust of America, Inc. (b)	17,027	444,575
Highwoods Properties, Inc. (b)	1,487	64,774
Host Hotels & Resorts, Inc. (b)	3,369	55,925
Hudson Pacific Properties, Inc.	1,438	41,227
Kilroy Realty Corp. (b)	1,447	96,558
Kimco Realty Corp.	28,267	737,486
LaSalle Hotel Properties	6,189	174,592
Liberty Property Trust (b)	2,635	89,326
LTC Properties, Inc.	17,489	745,556
Mack-Cali Realty Corp.	9,404	220,994
Monmouth Real Estate Investment Corp. – Class A	5,546	57,789

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
United States – 53.18% (Continued)
National Health Investors, Inc.	18,158	$1,096,562
National Retail Properties, Inc.	2,093	80,497
New Senior Investment Group, Inc.	5,230	48,273
Omega Healthcare Investors, Inc. (b)	12,200	420,168
Paramount Group, Inc.	3,310	60,838
Parkway Properties, Inc. (b)	15,669	267,627
Pebblebrook Hotel Trust (b)	7,719	245,850
Pennsylvania Real Estate Investment Trust (b)	90,473	1,950,598
Physicians Realty Trust	83,961	1,344,216
Piedmont Office Realty Trust, Inc. (b)	13,433	261,809
Post Properties, Inc.	30,404	1,792,620
Prologis, Inc.	12,521	535,273
PS Business Parks, Inc.	694	61,363
Public Storage	1,021	245,101
QTS Realty Trust, Inc.	49,953	2,109,016
Ramco-Gershenson Properties Trust	3,515	59,298
Realty Income Corp. (b)	391	19,401
Regency Centers Corp.	938	63,202
Retail Opportunity Investments Corp.	3,215	58,802
Retail Properties of America, Inc.	36,861	563,973
RLJ Lodging Trust	11,443	279,209
Ryman Hospitality Properties, Inc. (b)	10,414	565,897
Sabra Health Care REIT, Inc.	34,474	712,922
Select Income REIT	11,298	232,061
Simon Property Group, Inc.	13,709	2,553,164
SL Green Realty Corp.	1,611	190,227
Sovran Self Storage, Inc.	17,269	1,735,362
Spirit Realty Capital, Inc.	5,865	57,594
STAG Industrial, Inc. (b)	40,218	820,447
Starwood Waypoint Residential Trust	13,372	316,248
Strategic Hotels & Resorts, Inc. (a)	17,416	246,611
Sunstone Hotel Investors, Inc.	3,079	45,200
Tanger Factory Outlet Centers, Inc. (b)	2,662	88,671
Taubman Centers, Inc.	31,832	2,287,766
The Macerich Co.	773	60,410
UDR, Inc.	14,766	545,013
Universal Health Realty Income Trust	1,653	87,097
Urban Edge Properties (b)	8,432	202,284
Ventas, Inc. (b)	5,896	314,493
Vornado Realty Trust (b)	17,041	1,648,887
Washington Real Estate Investment Trust (b)	3,612	99,366
Weingarten Realty Investors (b)	1,731	60,516
Welltower, Inc. (b)	2,962	187,169

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
United States – 53.18% (Continued)
Winthrop Realty Trust	940	$12,822
WP Carey, Inc.	597	36,936
		48,154,415
Total Real Estate Investment Trusts (Cost $70,302,923)		76,076,285

CLOSED-END FUNDS – 0.47%
F&C Commercial Property Trust Ltd.	48,091	97,997
Picton Property Income Ltd.	116,211	125,594
UK Commercial Property Trust Ltd.	164,872	206,099
Total Closed-Ended Funds (Cost $443,923)		429,690

WARRANTS – 0.00%
La Société de la Tour Eiffel	1,672	230
Total Warrants (Cost $0)		230

RIGHTS – 0.00%
SA Corporate Real Estate Ltd.	87,030	602
Total Rights (Cost $1,093)		602

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 10.28%
Money Market Funds – 10.28%
Mount Vernon Securities Lending Prime Portfolio	9,312,804	9,312,804
Total Investments Purchased with Proceeds
from Securities Lending (Cost $9,312,804)		9,312,804

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
SHORT TERM INVESTMENTS – 0.07%
Money Market Fund – 0.07%
Wells Fargo Advantage Government Money Market Fund	63,220	$63,220
Total Short-Term Investments (Cost $63,220)		63,220
Total Investments (Cost $93,731,715) – 109.36%		99,026,161
Liabilities in Excess of Other Assets – (9.36)%		(8,477,498)
TOTAL NET ASSETS – 100.00%		$90,548,663

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of security is out on loan. See Note 9 in the Notes to the Financial Statements.

Abbreviations:
AB	Aktiebolag is the Swedish term for stock company.
AE	Anonymos Etairia is the Greek term for a limited company, which must have a board of three to nine members.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SCA	Société en commandiete par actions is a Dutch term for a limited partnership with share capital.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Assets and Liabilities

Assets
Investments, at value (cost $220,968,344, $121,047,198, and $93,731,715, respectively)(1)
Cash
Foreign currencies (cost $0, $191,438 and $230,855, respectively)
Receivables:
Dividends and interest
Foreign currencies
Investments sold
Fund shares sold
Securities lending
Other
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable for foreign currencies
Payable to custodian
Payable for collateral on securities loaned (Note 9)
Payable to the Adviser
Payable to affiliates
Payable for Fund shares redeemed
Accrued expenses and other liabilities
Total Liabilities

Net Assets
Net Assets Consist Of:
Paid-in capital
Accumulated net investment income (loss)
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation

Net Assets
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share(2)

(1)	Includes loaned securities with a value of:
(2)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

November 30, 2015

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$288,475,426	$139,033,410	$99,026,161
—	871	—
—	190,828	214,245

393,703	361,627	175,770
—	171,489	—
1,131,240	72,270	—
296,172	163,516	63,605
26,302	239	1,044
—	—	514,947
15,050	922	2,987
290,337,893	139,995,172	99,998,759

450,880	—	—
—	171,489	—
—	150,000	—
49,611,340	—	9,312,804
153,662	96,561	43,719
50,686	50,573	34,800
57,216	236,614	2,568
75,349	81,322	56,205
50,399,133	786,559	9,450,096
$239,938,760	$139,208,613	$90,548,663

$167,109,603	$121,959,876	$87,210,230
1,177,541	216,059	(1,103,959)
4,144,534	(916,040)	(829,617)

67,507,082	17,986,212	5,294,446
—	(37,494)	(22,437)
$239,938,760	$139,208,613	$90,548,663

13,446,827	10,577,813	8,846,315

$17.84	$13.16	$10.24

$47,714,002	$0	$8,939,703

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Operations

Investment Income
Dividend income(1)
Interest income
Securities lending income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Transfer agent fees and expenses
Audit and tax fees
Federal and state registration fees
Reports to shareholders
Custody fees
Legal fees
Chief Compliance Officer fees
Trustees’ fees
Other expenses
Total expense before recoupment or waivers
Expense waiver by Adviser (Note 4)
Net expenses
Net Investment Income
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments
Change in net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
Net Realized and Unrealized Gain (Loss) on Investments
Net Increase (Decrease) in Net Assets from Operations

(1)	Net of foreign taxes withheld of $1,160, $322,449, and $130,646, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2015

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$3,615,750	$3,028,047	$2,426,367
61	57	142
196,787	7,161	8,469
3,812,598	3,035,265	2,434,978

1,981,277	1,164,453	562,749
228,303	183,644	129,201
101,324	103,319	61,353
31,036	30,371	28,957
23,876	21,230	22,610
17,418	11,088	7,640
15,586	57,541	38,715
13,973	13,014	13,224
11,725	11,841	11,724
5,391	5,759	5,391
15,104	22,506	7,840
2,445,013	1,624,766	889,404
(116,654)	—	(23,705)
2,328,359	1,624,766	865,699

1,484,239	1,410,499	1,569,279

4,210,288	(778,160)	257,298

2,056,026	(2,293,089)	(691,727)
—	(18,370)	7,554
6,266,314	(3,089,619)	(426,875)
$7,750,553	$(1,679,120)	$1,142,404

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2015	2014
From Operations
Net investment income	$1,484,239	$800,248
Net realized gain from investments	4,210,288	17,125,407
Net change in unrealized
appreciation on investments	2,056,026	11,934,181
Net increase in net assets from operations	7,750,553	29,859,836

From Distributions
Net investment income	(875,378)	(1,177,846)
Net realized gain on investments	(16,900,387)	(8,805,578)
Net decrease in net assets
resulting from distributions paid	(17,775,765)	(9,983,424)

From Capital Share Transactions
Proceeds from shares sold	44,700,950	44,665,897
Net asset value of shares issued
to distributions declared	17,586,776	9,935,729
Costs for shares redeemed*	(36,141,937)	(32,842,272)
Net increase in net assets from
capital share transactions	26,145,789	21,759,354

Total Increase in Net Assets	16,120,577	41,635,766

Net Assets
Beginning of year	223,818,183	182,182,417
End of year	$239,938,760	$223,818,183

Accumulated Net Investment Income	$1,177,541	$568,797

* Net of redemption fees of	$5,925	$3,355

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2015	2014
From Operations
Net investment income	$1,410,499	$1,733,517
Net realized gain (loss) from investments	(778,160)	4,796,742
Net change in unrealized depreciation on investments	(2,311,459)	(4,192,354)
Net increase (decrease) in net assets from operations	(1,679,120)	2,337,905

From Distributions
Net investment income	(2,403,780)	(1,783,873)
Net realized gain on investments	(4,562,408)	(67,753)
Net decrease in net assets
resulting from distributions paid	(6,966,188)	(1,851,626)

From Capital Share Transactions
Proceeds from shares sold	55,927,862	33,011,607
Net asset value of shares issued
to distributions declared	6,705,626	1,828,018
Costs for shares redeemed*	(35,493,142)	(15,743,240)
Net increase in net assets from
capital share transactions	27,140,346	19,096,385

Total Increase in Net Assets	18,495,038	19,582,664

Net Assets
Beginning of year	120,713,575	101,130,911
End of year	$139,208,613	$120,713,575

Accumulated Net Investment Income	$216,059	$967,188

* Net of redemption fees of	$3,652	$1,106

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2015	2014
From Operations
Net investment income	$1,569,279	$895,750
Net realized gain from investments	257,298	36,792
Net change in unrealized
appreciation (depreciation) on investments	(684,173)	6,938,191
Net increase in net assets from operations	1,142,404	7,870,733

From Distributions
Net investment income	(3,412,487)	(543,151)
Net decrease in net assets
resulting from distributions paid	(3,412,487)	(543,151)

From Capital Share Transactions
Proceeds from shares sold	22,634,670	43,293,730
Net asset value of shares issued
to distributions declared	3,400,763	540,218
Costs for shares redeemed*	(11,041,689)	(3,470,353)
Net increase in net assets from
capital share transactions	14,993,744	40,363,595

Total Increase in Net Assets	12,723,661	47,691,177

Net Assets
Beginning of year	77,825,002	30,133,825
End of year	$90,548,663	$77,825,002

Accumulated Net Investment Income (Loss)	$(1,103,959)	$674,108

* Net of redemption fees of	$3,202	$2,188

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Gerstein Fisher Multi-Factor® Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain on investments
Total from investment operations
Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)
Net Asset Value, End of Period

Total Return

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement, and recoupments
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement, and recoupments
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended November 30,
2015	2014	2013	2012	2011
$18.77	$17.19	$13.29	$11.71	$10.90

0.11	0.07	0.12	0.11	0.04
0.44	2.46	4.24	1.61	0.82
0.55	2.53	4.36	1.72	0.86

(0.07)	(0.11)	(0.11)	(0.02)	(0.05)
(1.41)	(0.84)	(0.35)	(0.12)	—
(1.48)	(0.95)	(0.46)	(0.14)	(0.05)
0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—
$17.84	$18.77	$17.19	$13.29	$11.71

3.43%	15.50%	33.98%	14.91%	7.86%

$239,939	$223,818	$182,182	$124,345	$81,726

1.05%	1.03%	1.08%	1.16%	1.20%
1.00%	1.03%	1.08%	1.16%	1.23%

0.59%	0.40%	0.82%	0.85%	0.35%
0.64%	0.40%	0.82%	0.85%	0.32%
40.10%	58.82%	50.35%	64.34%	74.74%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized loss on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(3)
Net Asset Value, End of Period
Total Return(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on January 27, 2012.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The ratio of expenses to average net assets includes interest expense. The annualized before and after waiver, expense reimbursement and recoupments was 1.18%.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

				Period Ended
Year Ended November 30,				November 30,
2015		2014	2013	2012(1)
$14.03		$13.93	$10.82	$10.00

0.14		0.21	0.15	0.14
(0.20)		0.14	3.12	0.68
(0.06)		0.35	3.27	0.82

(0.28)		(0.24)	(0.16)	—
(0.53)		(0.01)	—	—
(0.81)		(0.25)	(0.16)	—
0.00		0.00	0.00	0.00
$13.16		$14.03	$13.93	$10.82

(0.20)%		2.56%	30.65%	8.20%

$139,209		$120,714	$101,131	$67,976

1.19	%(6)	1.18%	1.26%	1.37%
1.19	%(6)	1.18%	1.27%	1.35%

1.03%		1.50%	1.21%	1.61%
1.03%		1.50%	1.20%	1.63%
29.84%		50.99%	66.56%	179.13%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

			Period Ended
	Year Ended November 30,		November 30,
	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.51	$9.04	$10.00

Income from investment operations:
Net investment income(2)	0.19	0.20	0.08
Net realized and unrealized
loss on investments	(0.03)	1.42	(1.04)
Total from investment operations	0.16	1.62	(0.96)

Less distributions paid:
From net investment income	(0.43)	(0.15)	—
Total distributions paid	(0.43)	(0.15)	—
Paid-in capital from
redemption fees (Note 2)(3)	0.00	0.00	0.00
Net Asset Value, End of Period	$10.24	$10.51	$9.04

Total Return(4)	1.65%	18.37%	(9.60%)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$90,549	$77,825	$30,134
Ratio of expenses to average net assets:
Before waiver, expense
reimbursement and recoupments(5)	1.03%	1.20%	1.72%
After waiver, expense
reimbursement, and recoupments(5)	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursement and recoupments(5)	1.78%	1.91%	0.84%
After waiver, expense
reimbursement, and recoupments(5)	1.81%	2.11%	1.56%
Portfolio turnover rate(4)	8.52%	80.22%	139.05%

(1)	The Fund commenced operations on April 30, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds
Notes to Financial Statements
November 30, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Funds (the “Funds”) are comprised of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, and each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund is long-term capital appreciation. The investment objective of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund is total return (a combination of long-term capital appreciation and current income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Gerstein Fisher Multi-Factor® Growth Equity Fund commenced operations on December 31, 2009. The Gerstein Fisher Multi-Factor® International Growth Equity Fund commenced operations January 27, 2012. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013. Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by Gerstein, Fisher & Associates, Inc. (the “Advisor”), the Funds’ investment advisor.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills are valued at market price.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Funds.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds’ securities traded on those foreign exchanges.  The Funds utilize a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. The Advisor anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon sale.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2015:

Gerstein Fisher Multi-Factor® Growth Equity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$238,246,493	$—	$—	$238,246,493
Short-Term Investments	617,593	—	—	617,593
Investments Purchased with
Proceeds from Securities Lending	49,611,340	—	—	49,611,340
Total Investments in Securities	$288,475,426	$—	$—	$288,475,426

* For further information regarding security characteristics, please see the Schedule of Investments.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the period there were no transfers between levels for the Fund.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks*	$1,461,994	$137,528,347	$—	$138,990,341
Rights	43,069	—	—	43,069
Total Investments in Securities	$1,505,063	$137,528,347	$—	$139,033,410

* For further information regarding security characteristics, please see the Schedule of Investments.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

It is the Fund’s policy to record transfers between levels at the end of the reporting period. The following transfers were recorded this period.

Transfers into Level 1	$1,461,994
Transfers out of Level 1	(613,919)
Net transfers in and/or out of Level 1	$848,075

Transfers into Level 2	$613,919
Transfers out of Level 2	(1,461,994)
Net transfers in and/or out of Level 2	$(848,075)

(1)
Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using a systematic fair valuation model.  Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks*	$3,277,399	$9,865,931	$—	$13,143,330
Real Estate Investment Trusts	51,431,242	24,645,043	—	76,076,285
Closed-End Funds	304,096	125,594	—	429,690
Warrants	—	230	—	230
Rights	602	—	—	602
Short-Term Investments	63,220	—	—	63,220
Investments Purchased with
Proceeds from Securities Lending	9,312,804	—	—	9,312,804
Total Investments in Securities	$64,389,363	$34,636,798	$—	$99,026,161

*	For further information regarding security characteristics, please see the Schedule of Investments.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. The following transfers were recorded this period.

Transfers into Level 1	$663,961
Transfers out of Level 1	(1,419,137)
Net transfers in and/or out of Level 1	$(755,176)

Transfers into Level 2	$1,419,137
Transfers out of Level 2	(663,961)
Net transfers in and/or out of Level 2	$755,176

(1)
Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using a systematic fair valuation model.  Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

The Funds did not hold any Level 3 securities during the period.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

(b) Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The Funds also continue to receive dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d) Federal Income Taxes
The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e) Distributions to Shareholders

The Funds will distribute net investment income and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Funds charge a 1.00% redemption fee on the net amount of the redemption on shares held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(h) Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.
(i) Other
Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions based on the tax advantage selection method.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters
The tax character of distributions paid during the year ended November 30, 2015 and November 30, 2014 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Growth Equity Fund
Year Ended November 30, 2014	$2,900,601	$7,082,823
Year Ended November 30, 2015	$1,423,031	$16,352,734

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
International Growth Equity Fund
Year Ended November 30, 2014	$1,783,873	$67,753
Year Ended November 30, 2015	$2,298,930	$4,667,258

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund
Year Ended November 30, 2014	$543,171	$—
Year Ended November 30, 2015	$3,412,487	$—

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

As of November 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$221,220,054	$122,110,068	$94,950,552
Gross tax unrealized appreciation	72,328,151	25,302,829	9,909,145
Gross tax unrealized depreciation	(5,072,779)	(8,379,487)	(5,833,536)
Net tax unrealized appreciation	67,255,372	16,923,342	4,075,609
Undistributed ordinary income	1,411,257	1,278,351	—
Undistributed long-term capital gain	4,162,528	—	—
Total distributable earnings	5,573,785	1,278,351	—
Other accumulated losses	—	(952,956)	(737,176)
Total accumulated gains	$72,829,157	$17,248,737	$3,338,433

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and mark-to-market passive foreign investment company (“PFIC”) adjustments.

The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund utilized $217,538 of short-term capital loss carryover in the fiscal year 2015.

At November 30, 2015, the Funds had the following short-term capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2015.

Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$915,462
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	$714,739

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2015, the following table shows the reclassifications made:

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Undistributed net
investment income (loss)	$(117)	$242,152	$65,141
Accumulated net
realized gain (loss)	$117	$(242,152)	$54,819
Paid-in capital	$—	$—	$(119,960)

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2015. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2015. At November 30, 2015, the fiscal tax years 2012 through 2015 remain open to examination for the Gerstein Fisher Multi-Factor® Growth Equity Fund and for the Gerstein Fisher Multi- Factor® International Growth Equity Fund in the Funds’ major tax jurisdictions.  The fiscal tax years 2013 through 2015 remain open to examination for the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund compensate the Advisor for its management services at the annual rate of 0.85%, 0.85% and 0.65%, respectively, of each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that each Fund’s operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap	Expiration Date
Gerstein Fisher Multi-Factor®
Growth Equity Fund	0.99%(1)	March 30, 2017
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	1.35%	March 30, 2017
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	1.00%	March 30, 2017

(1) Effective February 1, 2015, the Expense Limitations Cap was reduced from 1.25% to 0.99%.

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
November 2016	$0	$0	$101,258
November 2017	$0	$0	$84,567
November 2018	$116,654	$0	$23,705

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2015, and owed as of November 30, 2015 are as follows:

Administration and Accounting	Incurred	Owed
Multi-Factor® Growth Equity Fund	$228,303	$38,971
Multi-Factor® International Growth Equity Fund	$183,644	$32,512
Multi-Factor® Global Real Estate Securities Fund	$129,201	$22,008

Transfer Agency
(Excluding out-of-pocket expenses)	Incurred(1)	Owed
Multi-Factor® Growth Equity Fund	$39,802	$6,996
Multi-Factor® International Growth Equity Fund	$36,959	$6,555
Multi-Factor® Global Real Estate Securities Fund	$24,455	$4,445

(1) These amounts do not include sub-transfer agency fees, therefore they do not agree to the amount on the Statement of Operations.

Custody	Incurred	Owed
Multi-Factor® Growth Equity Fund	$15,586	$2,775
Multi-Factor® International Growth Equity Fund	$57,541	$9,567
Multi-Factor® Global Real Estate Securities Fund	$38,715	$6,401

The Funds each have a line of credit with US Bank (see Note 8).
The Funds have entered into a securities lending agreement with US Bank (see Note 9).

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of Quasar Distributors, LLC, which serves as the principal underwriter for several series of the Trust, but not the Funds.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2015, and owed as of November 30, 2015 are as follows:

	Incurred	Owed
Multi-Factor® Growth Equity Fund	$11,725	$1,944
Multi-Factor® International Growth Equity Fund	$11,841	$1,939
Multi-Factor® Global Real Estate Securities Fund	$11,724	$1,946

(6)	Capital Share Transactions
Transactions in shares of the Funds were as follows:

Gerstein Fisher Multi-Factor® Growth Equity Fund
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Shares sold	2,518,258	2,611,931
Shares reinvested	1,044,966	607,318
Shares redeemed	(2,040,404)	(1,894,175)
Net increase	1,522,820	1,325,074

Gerstein Fisher Multi-Factor® International Growth Equity Fund
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Shares sold	4,137,335	2,340,005
Shares reinvested	531,349	133,529
Shares redeemed	(2,693,500)	(1,132,469)
Net increase	1,975,184	1,341,065

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
Shares sold	2,167,364	4,358,816
Shares reinvested	335,547	61,424
Shares redeemed	(1,060,374)	(350,423)
Net increase	1,442,537	4,069,817

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2015, are listed below. The Funds did not have any purchases or sales of long-term U.S. Government securities.

	Purchases	Sales
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$102,419,328	$(92,688,457)
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$62,568,605	$(40,394,365)
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	$21,456,296	$(7,285,872)

(8)	Line of Credit

At November 30, 2015, the Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund each had lines of credit in the amount of $5,000,000, $10,000,000 and $4,000,000, respectively, which all mature August 13, 2016.  These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest will be accrued at the prime rate of 3.25% (as of November 30, 2015).  There were no loans outstanding as of November 30, 2015.  The following table provides information regarding usage of the line of credit for the year ended November 30, 2015.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Gerstein Fisher
Multi-Factor® Growth
Equity Fund	51	$639,353	$2,944	$4,088,000	8/10/2015

Gerstein Fisher
Multi-Factor®
International Growth
Equity Fund	105	$497,219	$4,713	$4,426,000	1/2/2015

Gerstein Fisher
Multi-Factor® Global Real
Estate Securities Fund	74	$133,432	$ 891	$ 364,000	9/10/2015

* Interest expense is included within other expenses on the Statement of Operations.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2015

(9)	Securities Lending

The Funds hold shares of the Mount Vernon Securities Lending Prime Portfolio as cash collateral, which is a registered money market fund whose main objective is to maximize current income to the extent consistent with the preservation of capital and liquidity.  It primarily invests in certificates of deposit, asset backed and financial company commercial paper and repurchase agreements.

At November 30, 2015, the aggregate market value of loaned securities and the value of the cash collateral the Funds received was as follows:

	Loaned Securities	Value of	% of
	Market Value	Cash Collateral	Net Assets
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$47,714,002	$49,611,340	19.89%

Gerstein Fisher Multi-Factor®
International Growth Equity Fund	0	0	0.00%

Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	8,939,703	9,312,804	9.87%

(10)	Recent Accounting Pronouncement

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Gerstein Fisher Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of Gerstein Fisher Funds and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Gerstein Fisher Funds, comprising Gerstein Multi-Factor International Growth Equity Fund, Gerstein Fisher Multi-Factor Growth Equity Fund, and Gerstein Fisher Multi-Factor Global Real Estate Securities Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2015, the results of their operations for the year then ended, and the changes in its net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 29, 2016

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Gerstein Fisher Multi-Factor Growth Equity Fund, the Gerstein Fisher Multi-Factor International Growth Equity Fund and the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Gerstein Fisher & Associates, Inc., the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Gregg S. Fisher, the Funds’ portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor Growth Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the Russell 3000 Growth Index), and in comparison to a peer group of U.S. open-end large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account composite that is similar to the Gerstein Fisher Multi-Factor Growth Equity Fund in terms of investment strategy.

The Trustees noted that the Gerstein Fisher Multi-Factor Growth Equity Fund’s performance for the three-year and five-year periods ended April 30, 2015 was above its Morningstar Peer Group medians, falling within the first quartile for each period.  The Trustees noted the Fund’s performance for the year-to-date and one-year periods ended April 30, 2015 was below its Morningstar Peer Group medians, falling into the third quartile for each period.  The Trustees further noted that for the year-to-date and since inception periods ended March 31, 2015, the Fund’s performance was slightly below the benchmark index, but exceeded the benchmark for the one-year, three-year and five-year periods ended March 31, 2015.  The Trustees also noted the Fund’s performance for the period ended March 31, 2015 was generally in alignment with the Adviser’s separately-managed accounts that are similar to the Gerstein Fisher Multi-Factor Growth Equity Fund in terms of investment strategy.

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor International Growth Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor International Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the MSCI EAFE Growth Index), and in comparison to a peer group of U.S. open-end foreign large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Gerstein Fisher Multi-Factor International Growth Equity Fund.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that the Gerstein Fisher Multi-Factor International Growth Equity Fund’s performance for the year-to-date and three-year periods ended April 30, 2015 was above its Morningstar Peer Group medians, falling into the second quartile for the year-to-date period and the first quartile for the three-year period.  The Trustees also noted the Fund’s performance for the one-year period was below its Morningstar Peer Group median, falling into the fourth quartile.  The Trustees further noted that for the year-to-date, three-year and since inception periods ended March 31, 2015, the Fund outperformed its benchmark index, and underperformed its benchmark index for the one-year period ended March 31, 2015.

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund for the year-to-date and one-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund on both an absolute basis and in comparison to its benchmark index (the FTSE EPRA/NAREIT Developed Index), and in comparison to a peer group of U.S. open-end global real estate funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund.

The Trustees noted that the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund’s performance for the one-year period ended April 30, 2015 was above its Morningstar Peer Group median, falling within the first quartile, and for the year-to-date period ended April 30, 2015 was below its Morningstar Peer Group median, falling within the fourth quartile.  The Trustees further noted that for the year-to-date, one-year and since inception periods ended March 31, 2015, the Fund had outperformed its benchmark index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and with respect to the Gerstein Fisher Multi-Factor Growth Equity Fund, the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

each Fund’s operations and had fully recouped those subsidies from the Gerstein Fisher Multi-Factor Growth Equity Fund and the Gerstein Fisher Multi-Factor International Growth Equity Fund, but had not yet recouped those subsidies from the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2015 Meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Gerstein Fisher Multi-Factor Growth Equity Fund’s contractual management fee of 0.85% was at the top of the third quartile and was above the Morningstar Peer Group average of 0.73%, which fell into the third quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.99% fell within the third quartile and was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.95%, which was at the top of the second quartile.  The Trustees then compared the fees paid by the Gerstein Fisher Multi-Factor Growth Equity Fund to the total fees charged to the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees noted that the Gerstein Fisher Multi-Factor International Growth Equity Fund’s contractual management fee of 0.85% was at the top of the second quartile and was slightly above the Morningstar Peer Group average of 0.84%, which fell in the second quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor International Growth Equity Fund was operating below its expense cap of 1.35%.  The Trustees observed that the Gerstein Fisher Multi-Factor International Growth Equity Fund’s total expenses of 1.13% fell within the second quartile and was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.11%, which also fell within the second quartile.

The Trustees noted that the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund’s contractual management fee of 0.65% fell into the first quartile and was below the Morningstar Peer Group average of 0.85%, which fell in the second quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% fell within the second quartile, below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.12%, which fell in the third quartile.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Funds and further concluded that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees noted that each Fund was operating at or below its expense cap and that the Adviser had recovered all previously waived fees and reimbursed expenses from the Gerstein Fisher Multi-Factor Growth Equity Fund and the Gerstein Fisher Multi-Factor International Growth Equity Fund, but had not yet recouped those subsidies from the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund.  The Trustees also reviewed the structure of the Funds’ management fees and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser was open to considering breakpoints in its fee structure when the asset level of the Funds increased.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Funds and their shareholders.

Gerstein Fisher Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•    information we receive about you on applications or other forms;

•    information you give us orally; and

•    information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended November 30, 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	1.01%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	2.80%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended November 30, 2015, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	42.36%

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended November 30, 2015 as follows:

			Foreign
	Foreign	Foreign	Paid Taxes
	Dividend Income	Taxes Paid	per share
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$3,300,733	$322,449	$.0305

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3) for the tax year ended November 30, 2015.  The amounts designated as long-term capital gains were as follows:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International Growth	Global Real Estate
Growth Equity Fund	Equity Fund	Securities Fund
Year Ended	Year Ended	Year Ended
November 30, 2015	November 30, 2015	November 30, 2015
$16,352,734	$4,667,258	$ —

Ordinary Income Dividend and Foreign Tax Credit

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below.  Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0233 per share for each share owned on November 30, 2015, in computing their tax liability.  It is generally more advantageous to claim a credit than a deduction.

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Independent Trustees

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
four portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	37	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
four portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 72		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		ended
			(1994–2011).		investment
company with
one portfolio);
Independent
Trustee,
Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 53		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
four portfolios).

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 34		2015	(April 2012–present);
Research Associate,
Vista360, LLC
(May 2010–
April 2012).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 55	President	July 1, 2014	Services, LLC
	and		(January 2014–
	Anti-Money		present); Senior
	Laundering		Vice President, Ariel
	Officer		Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2011–present);
Illinois State
University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, which serves as the principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-473-1155. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 1-800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-473-1155 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

GERSTEIN FISHER FUNDS

Investment Advisor	Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	GFA Securities, LLC
565 Fifth Avenue, 27th Floor
New York, New York 10017

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$74,260	$72,080
Audit-Related Fees	0	0
Tax Fees	16,100	15,620
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date            2/1/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date        2/1/16

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date        2/1/16

* Print the name and title of each signing officer under his or her signature.